SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2026

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COEPTIS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COEP	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one-half of one share of Common Stock for $230.00 per whole share	COEPW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 30, 2026, Coeptis Therapeutics Holdings, Inc. (the “Company”) held an Annual and Special Meeting of Stockholders (the “Meeting”) to consider and vote on nine proposals, each of which is described in greater detail in the Company’s definitive proxy statement/prospectus dated January 5, 2026 and first mailed to stockholders of the Company on or about January 7, 2026, as amended and/or supplemented (the “Proxy Statement”). At the close of business on January 2, 2026, the record date for the determination of stockholders entitled to vote at the Meeting, there were 5,680,111 shares of common stock, each share entitled to one vote, constituting all of the outstanding voting securities of the Company. At the Meeting, the holders of 3,697,558 shares of the Company’s common stock were represented in person or by proxy, constituting a quorum. The final voting results for each of the matters submitted to a Company stockholder vote at the Special Meeting are set forth below. Capitalized terms used and not otherwise defined herein have the meanings given in the Proxy Statement.

1)	Proposal 1. At the Meeting, the vote to approve the issuance of Coeptis common stock in the Merger in accordance with the terms of the Agreement and Plan of Merger, dated as of April 25, 2025, by and among Coeptis, Merger Sub and Z Squared, a copy of which is attached as Annex A to the Proxy Statement, and the transactions contemplated, including the change of control of Coeptis resulting from the Merger (the “Merger Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,472,303	225,250	5	0

2)	Proposal 2. At the Meeting, the vote to approve a spin out of the operations comprising the Coeptis’ biopharmaceutical operations other than those conducted through GEAR Therapeutics, Inc. (the “Spin Out Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,470,423	225,865	1,270	0

3)	Proposal 3. At the Meeting, the vote to approve an amendment to the amended and restated certificate of incorporation of Coeptis to change the corporate name from Coeptis Therapeutics Holdings, Inc. to “Z Squared Inc.” (the “Coeptis Name Change”), in the form attached as Annex B to the Proxy Statement (the “Certificate of Incorporation Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,471,316	226,240	2	0

4)	Proposal 4. At the Meeting, the vote to approve the adoption of a new equity incentive plan for the combined company in the form attached as Annex C to the Proxy Statement (the “Equity Incentive Plan Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,681,614	12,291	3,653	0

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5)	Proposal 5. At the Meeting, the vote to approve the members of the Board of the combined company (the “Board of Directors Proposal”), was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Bryan Fuerst	3,696,456	1,102	0
Adam Sohn	3,696,423	1,135	0
David Halabu	3,696,426	1,132	0
Michelle Burke	3,690,988	6,570	0
Kenneth Cooper	3,696,423	1,135	0

6)	Proposal 6. At the Meeting, the vote to approve the repricing or replacement of certain outstanding options that have been previously granted under the Company’s existing 2022 Equity Incentive Plan (the “Option Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,453,849	241,823	1,886	0

7)	Proposal 7. At the Meeting, the vote to ratify the appointment of Astra Audit & Advisory, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was as follows:

FOR	AGAINST	ABSTAIN
3,695,612	96	1,850

8)	Proposal 8. At the Meeting, the non-binding advisory vote to approve the compensation of the Company’s named executive officers (the “Executive Compensation Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,691,897	2,849	2,812	0

Proposal 9. At the Meeting, the vote to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 –8 (the “Adjournment Proposal”), was not presented at the meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics Holdings, Inc.

Date: February 4, 2026	By:	/s/ David Mehalick
David Mehalick Chief Executive Officer

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